AB ACTIVE ETFs
-AB Equity Premium Income ETF (the “Fund”)
(Ticker: INK)

Supplement dated October 30, 2026 to the Statement of Additional Information (“SAI”) of the Fund dated July 29, 2026, as amended.

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The following disclosure replaces the last two paragraphs under the heading “The Adviser” in the “Management of the Fund” section of the SAI:

Under the 1940 Act, an investment advisory agreement between a registered investment company, such as the Fund, and its investment adviser must include a provision providing for its automatic termination upon its “assignment” (as defined in the 1940 Act). The closing of the Transaction may be deemed to cause an “assignment” of the investment advisory agreement between the Fund and the Adviser. As a result, the closing of the Transaction may cause the investment advisory agreement to terminate automatically in accordance with its terms. At in-person meetings of the Fund’s Board held on May 5-7, 2026, the Board voted unanimously to (i) approve the initial investment advisory agreement for the Fund (ii) approve a new investment advisory agreement for the Fund, the terms and conditions of which will be identical to those of the initial investment advisory agreement in all material respects, pending completion of the Transaction and (iii) recommend that the Fund’s sole shareholder approve both investment advisory agreements. The Fund’s sole shareholder subsequently approved both investment advisory agreements. The new investment advisory agreement will take effect upon the closing of the Transaction.

The completion of the Transaction remains subject to customary closing conditions, including the receipt of required regulatory approvals and approval of stockholders of both Corebridge and EQH.

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This Supplement should be read in conjunction with the SAI for the Fund.

You should retain this Supplement with your SAI for future reference.

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